Please file this Prospectus Supplement with your records.

WELLS FARGO FUNDS TRUST

Wells Fargo Advantage California Tax-Free Money Market Fund

Wells Fargo Advantage California Tax-Free Money Market Trust

Wells Fargo Advantage Cash Investment Money Market Fund

Wells Fargo Advantage Government Money Market Fund

Wells Fargo Advantage Heritage Money Market FundSM

Wells Fargo Advantage Minnesota Money Market Fund

Wells Fargo Advantage Money Market Fund

Wells Fargo Advantage Money Market Trust

Wells Fargo Advantage Municipal Money Market Fund

Wells Fargo Advantage National Tax-Free Money Market Fund

Wells Fargo Advantage National Tax-Free Money Market Trust

Wells Fargo Advantage Overland Express Sweep FundSM

Wells Fargo Advantage Prime Investment Money Market Fund

Wells Fargo Advantage Treasury Plus Money Market Fund

Wells Fargo Advantage 100% Treasury Money Market Fund

WELLS FARGO VARIABLE TRUST

Wells Fargo Advantage VT Money Market Fund

Supplement dated October 10, 2008, to the Prospectuses dated July 1, 2008.

On October 3, 2008, the Board of Trustees of Wells Fargo Funds Trust and Wells Fargo Variable Trust (collectively, the “Board”) unanimously approved the participation of each of the funds listed above (the “Funds”) in the initial term of the U.S. Department of the Treasury’s (the “Treasury”) Temporary Guarantee Program for Money Market Funds (the “Program”). The Board also unanimously approved a change to each Fund’s Amended and Restated Fee and Expense Agreement to exclude “extraordinary expenses” from the types of operating expenses that may not exceed the capped operating expense ratio of the Fund.

The Program applies only to shareholders of record of each Fund as of September 19, 2008 who continuously maintain an account balance with the Fund since that date. Subject to certain conditions and limitations, in the event that the market-based net asset value per share of a Fund falls below $0.995 and the Fund liquidates its holdings, any shares held by an investor in the Fund as of the close of business on September 19, 2008, or held by the investor when the market-based net asset value per share of the Fund falls below $0.995, whichever is less, are insured against loss under the Program. Shares acquired by investors after September 19, 2008 are generally not eligible for protection under the Program.

Participation in the initial three months of the Program (through December 18, 2008) requires a payment to the Treasury in the amount of either 0.01% or 0.015%, depending upon the market-based net asset value of a Fund as of September 19, 2008 (the “Program Participation Payment”). The Board has determined that the Program Participation Payment is an extraordinary expense that will be borne by each Fund without regard to the expense cap currently in effect for such Fund.

The Secretary of the Treasury may extend the Program beyond its initial three month term through the close of business on September 18, 2009. If the Program is extended, the Board will consider whether each Fund should continue to participate.

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